Exhibit 99.1

Stemming from SEC Guidance Concerning Balance Sheet Treatment of Warrants,
Tailwind Two Acquisition Corp. Announces Receipt of NYSE Continued Listing Standard Notice

NEW YORK, NY – June 1, 2021 – Tailwind Two Acquisition Corp. (NYSE: TWNT) (the “Company”) today announced that it received a formal notice of non-compliance from the New York Stock Exchange (the “NYSE”) relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) as required under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual.

On April 12, 2021, the staff of the Securities and Exchange Commission (“SEC”) issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. The immediacy of the effective date of the new guidance set forth in the Statement has resulted in a significant number of SPACs re-evaluating the accounting treatment for their warrants with their professional advisors, including auditors and other advisors responsible for assisting SPACs in the preparation of financial statements.  This, in turn, has resulted in the Company’s delay in preparing and finalizing its financial statements as of and for the quarter ended March 31, 2021 (the “Q1 Financials”) and filing its Form 10-Q with the SEC by the prescribed deadline.

Under NYSE rules, the Company generally has six months following receipt of the notification of non-compliance to regain compliance with the continued listing standard, subject to any extensions by NYSE.

The Company believes the change in SEC guidance does not affect its strategy to acquire a target business or financial performance. The Company is in compliance with all other NYSE continued listing standards. The Company expects to file the Form 10-Q in the very near term and does not foresee any risk of non-compliance with the NYSE six-month remediation timeframe.

About Tailwind Two Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in the high-growth technology and direct-to-consumer sectors.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the impact of the Statement on the Company’s Q1 Financials with respect to the accounting treatment of its warrants, including the timing of filing the Form 10-Q, constitute forward-looking statements that are based on the Company’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, a variety of risk factors affecting the Company’s business and prospects, including those set forth in the “Risk Factors” section of the Company’s final prospectus relating to the Company’s initial public offering and subsequent reports filed with the SEC, as amended from time to time. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Tailwind Two Acquisition Corp.

Team@TailwindAcquisition.com

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